Applicable laws and regulations - Schedule of leverage ratio cannot be lower, at any time, than 3%. The bank will inform to SBP as often as the compliance with the leverage ratio is determined (Details ) - USD ($)
$ in Thousands
	Dec. 31, 2025	Dec. 31, 2024
Applicable laws and regulations
Ordinary capital	$ 1,322,970	$ 1,195,914
Non-risk-weighted assets	$ 13,402,426	$ 12,220,660
Leverage ratio	9.88%	9.79%